UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 16, 2010

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in our Current Report on Form 8-K on March 13, 2007, we and NNN VF Four Resource Square, LLC, our wholly owned subsidiary, entered into a loan agreement with RAIT Partnership, L.P., an unaffiliated third party, or the Lender, in connection with our purchase of Four Resource Square, located in Charlotte, North Carolina, or the Four Resource property, on March 7, 2007. The mortgage loan with the Lender, which originally matured on March 7, 2010, is evidenced by a non-recourse promissory note in the original principal amount of $23,000,000, a loan and security agreement, a pledge agreement, a deed of trust, and other related loan documents, or the Loan Documents. Furthermore, as previously reported in our Current Report on Form 8-K on April 26, 2010, we and NNN VF Four Resource Square, LLC entered into a first amendment to loan and security agreement with the Lender with an effective date of March 7, 2010 to extend the maturity date of the mortgage loan to November 30, 2010.

On November 16, 2010, we and NNN VF Four Resource Square, LLC entered into a second amendment to loan and security agreement, or the Second Amendment, with the Lender to extend the maturity date of the mortgage loan to the earlier of January 20, 2011, or the date on which the mortgage loan comes due and payable, whether by acceleration or otherwise.

As of the close of business on November 16, 2010, the mortgage loan had an outstanding principal balance of approximately $21,952,000.

The material terms of the Second Amendment are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Second Amendment to Loan and Security Agreement between NNN VF Four Resource Square, LLC, NNN 2003 Value Fund, LLC and RAIT Partnership, L.P., dated November 16, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

November 22, 2010	By:	/s/ Paul E. Henderson

Name: Paul E. Henderson
Title: Chief Accounting Officer of Grubb & Ellis Realty Investors, LLC, the Manager of NNN 2003 Value Fund, LLC

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Loan and Security Agreement between NNN VF Four Resource Square, LLC, NNN 2003 Value Fund, LLC and RAIT Partnership, L.P., dated November 16, 2010